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                                                                       EXHIBIT A



February 2, 2000


Chief Accountant
SECPS Letter File, Mail Step 11-3
Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549
U.S.A.

Commissioners:

We have read the statements made by Transtel Pass Through Trust (the "Trust") (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K as part of the Trust's Form 8-K report dated February 2, 2000. We agree with the statements concerning our Firm in such Form 8-K; however, we have no basis to comment on the matter discussed in Item 4(b).

Very truly yours,

/s/ Price Waterhouse
Price Waterhouse